SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 19, 1998



                      INTERNATIONAL FRANCHISE SYSTEM, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                      000-26270                  52-1887105
(State of Organization)       (Commission File No.)         (IRS Employer
                                                         Identification Number)



                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 897-4870
              (Registrant's telephone number, including area code)



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Item 5. Other Events.



         On March 19, 1998, the Company issued a press release (the "Press Release") reporting that the Company's Board of Directors had received a proposal from the Company's largest shareholder to enter into a transaction which would result in an acquisition for $2.80 of all of the shares of the Company not owned by Crescent Capital, Inc.

         A copy of the Press Release is attached as Exhibit 99.01.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of business acquired:

                    Not applicable.

          (b)  Pro form financial information:

                    Not applicable.

          (c)  Exhibits

                    99.01 International Franchise Systems, Inc. Press Release dated March 19, 1998.

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNATIONAL FRANCHISE SYSTEM



                                     By: /s/ H. Michael Bush
                                         H. Michael Bush
                                        (Principal Accounting Officer)

                                     Date: March 19, 1998